SPEEDEMISSIONS, INC.

SUBSCRIPTION AGREEMENT made as of this ___ day of _____________, 2004 between Speedemissions, Inc., a corporation organized under the laws of the State of Florida with offices at 1139 Senoia Road, Suite B, Tyrone, Georgia 30290 (the "Company"), and the undersigned (the "Subscriber").

WHEREAS, the Company desires to issue in a private placement (the "Offering") on the terms and conditions set forth herein, and the Subscriber desires to acquire, the number of units (the "Units") set forth on the signature page hereof; and

WHEREAS, each Unit shall consist of: (i) 100,000 shares (the "Shares") of the Company’s common stock, $0.001 par value (the "Common Stock") and (ii) five-year warrants (the "Warrants") to purchase 50,000 shares of Common Stock (the "Warrant Shares") at an exercise price of $0.75 per share; and

WHEREAS, the Warrants shall be governed by the warrant agreement in the form attached hereto as Exhibit A (the "Warrant Agreement"); and

WHEREAS, the Shares and the Warrant Shares (collectively, the "Registrable Shares") are entitled to registration rights on the terms set forth in this Subscription Agreement; and

WHEREAS, management of the Company is selling the Units without the assistance of a broker-dealer registered with the National Association of Securities Dealers, Inc. ("NASD"); however, a finder’s fee may be paid to certain individuals or entities who introduce investors to the Company; and

WHEREAS, the Subscriber is delivering simultaneously herewith a completed confidential investor questionnaire as set forth in Exhibit A hereto (the "Questionnaire").

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.	SUBSCRIPTION FOR UNITS AND REPRESENTATIONS BY AND COVENANTS OF SUBSCRIBER

1.1  Subscription for Units. Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Units as is set forth upon the signature page hereof at a price equal to $35,000 per Unit and the Company agrees to sell such Units to the Subscriber for said purchase price subject to the Company’s right to sell to the Subscriber such lesser number of Units as the Company may, in its sole discretion, deem necessary or desirable. The purchase price is payable by certified or bank check made payable to Speedemissions, Inc., or by wire transfer of funds, contemporaneously with the execution and delivery of this Subscription Agreement. The Shares and Warrants shall be delivered by the Company within five (5) business days following each Closing as set forth in Article III hereof.

1.2  Reliance on Exemptions. The Subscriber acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Commission (the "SEC") or any state agency because of the Company’s intentions that this is a nonpublic offering exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act") and state securities laws. The Subscriber understands that the Company is relying in part upon the truth and accuracy of, and the Subscriber’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Units.

1.3  Investment Purpose. The Subscriber represents that the Shares and Warrants comprising the Units are being purchased for its own account, for investment purposes only and not for distribution or resale to others in contravention of the registration requirements of the 1933 Act. The Subscriber agrees that it will not sell or otherwise transfer the Shares, the Warrants or the Warrant Shares (collectively, the "Securities") unless they are registered under the 1933 Act or unless an exemption from such registration is available.

1.4  Accredited Investor. The Subscriber represents and warrants that it is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the 1933 Act, as indicated by its responses to the Questionnaire, and that it is able to bear the economic risk of any investment in the Units. The Subscriber further represents and warrants that the information furnished in the Questionnaire is accurate and complete in all material respects.

1.5  Risk of Investment. The Subscriber recognizes that the purchase of Units involves a high degree of risk in that: (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (ii) transferability of the Shares is limited; and (iii) the Company may require substantial additional funds to operate its business and there can be no assurance that the Maximum Offering (as defined in Section 1.16) will be completed or that any other funds will be available to the Company, in addition to all of the other risks set forth in the Company’s SEC Documents (as defined in Section 2.5 hereof).

1.6  Information. The Subscriber acknowledges careful review of: (a) the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2003, and its Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004, (b) the Company’s Current Reports on Form 8-K/A filed with the SEC on April 5, 2004 and April 14, 2004 (c) this Subscription Agreement, (d) the Warrant Agreement and (e) all exhibits, schedules and appendices which are part of the aforementioned documents (collectively, the "Offering Documents"), and hereby represents that: (i) the Subscriber has been furnished by the Company during the course of this transaction with all information regarding the Company which it has requested; and (ii) that the Subscriber has been afforded the opportunity to ask questions of and receive answers from duly authorized officers of the Company concerning the terms and conditions of the Offering, and any additional information which it has requested.

1.7  No Representations. The Subscriber hereby represents that, except as expressly set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company, and in entering into this transaction the Subscriber is not relying on any information other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

1.8  Tax Consequences. The Subscriber acknowledges that the Offering may involve tax consequences and that the contents of the Offering Documents do not contain tax advice or information. The Subscriber acknowledges that he must retain his own professional advisors to evaluate the tax and other consequences of an investment in the Units.

1.9  Transfer or Resale. The Subscriber understands that Rule 144 (the "Rule") promulgated under the 1933 Act requires, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the 1933 Act. The Subscriber understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act or 1934, as amended (the "Exchange Act"), or its dissemination to the public of any current financial or other information concerning the Company, as is required by the Rule as one of the conditions of its availability. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the securities comprising the Units under the 1933 Act, with the exception of certain registration rights covering the resale of the Registrable Shares set forth in Article IV herein. The Subscriber consents that the Company may, if it desires, permit the transfer of the Securities out of the Subscriber’s name only when the Subscriber’s request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the 1933 Act or any applicable state "blue sky" laws.

1.10  Legends. The Subscriber understands that the certificates representing the Shares and the Warrant Shares, until such time as they have been registered under the 1933 Act, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates or other instruments):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL, IN A REASONABLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS, OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Registrable Shares upon which it is stamped, if (a) such Registrable Shares are being sold pursuant to a registration statement under the 1933 Act, (b) such holder delivers to the Company an opinion of counsel, in a reasonably acceptable form, to the Company that a disposition of the Registrable Shares is being made pursuant to an exemption from such registration, or (c) such holder provides the Company with reasonable assurance that a disposition of the Registrable Shares may be made pursuant to the Rule without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

1.11  No General Solicitation. The Subscriber represents that the Subscriber was not induced to invest by any form of general solicitation or general advertising including, but not limited to, the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the news or radio; and (ii) any seminar or meeting whose attendees were invited by any general solicitation or advertising.

1.12  Validity; Enforcement. If the Subscriber is a corporation, partnership, trust or other entity, the Subscriber represents and warrants that: (a) it is authorized and otherwise duly qualified to purchase and hold the Units; and (b) that this Subscription Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned.

1.13  Address. The Subscriber hereby represents that the address of Subscriber furnished by the Subscriber at the end of this Subscription Agreement is the undersigned’s principal residence if the Subscriber is an individual or its principal business address if it is a corporation or other entity.

1.14  Foreign Subscriber. If the Subscriber is not a United States person, such Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares comprising the Units or any use of this Subscription Agreement, including: (a) the legal requirements within its jurisdiction for the purchase of the Units; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares comprising the Units. Such Subscriber’s subscription and payment for, and his or her continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Subscriber’s jurisdiction.

1.15  NASD Member. The Subscriber acknowledges that if it is a Registered Representative of a NASD member firm, the Subscriber must give such firm notice required by the NASD’s Rules of Fair Practice, receipt of which must be acknowledged by such firm on the signature page hereof.

1.16  Maximum Offering. The Subscriber acknowledges that the Company may sell up to 100 Units ($3,500,000) in this Offering without notice to Subscribers.

II.	REPRESENTATIONS BY THE COMPANY

The Company represents and warrants to the Subscriber, except as set forth in the disclosure schedules attached hereto:

2.1  Organization and Qualification. The Company is duly organized and validly existing in good standing under the laws of the jurisdiction in which it is organized, and has the requisite power and authorization to own its properties and to carry on its business as now being conducted. The Company does not have any operating subsidiaries other than as set forth in the Offering Documents and all of the non-operating subsidiaries are wholly-owned by the Company.

2.2  Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Subscription Agreement and the other Offering Documents, to file and perform its obligations under the Offering Documents, and to issue the Securities in accordance with the terms of the Offering Documents. The execution and delivery of the Offering Documents by the Company and the consummation by the Company of the transactions contemplated by the Offering Documents, including without limitation the issuance of the Securities, have been duly authorized by the Company’s board of directors.

2.3  Issuance of Securities. The issuance, sale and delivery of the Securities have been duly authorized by all requisite corporate action by the Company and, upon issuance in accordance with the Offering Documents, shall be (a) duly authorized, validly issued, fully paid and non-assessable, and (b) free from all taxes, liens and charges with respect to the issue thereof.

2.4  No Conflicts. The execution, delivery and performance of the Offering Documents by the Company and the consummation by the Company of the transactions contemplated therein, will not (a) result in a violation of the Company’s Certificate of Incorporation, any certificate of designations, preferences and rights of any outstanding series of preferred stock of the Company, or the Company’s bylaws, (b) conflict with, or constitute a default or an event which with notice or lapse of time or both would become a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, lease, license or instrument (including without limitation, any document filed as an exhibit to any of the Company’s SEC Documents (as defined below)), or (c) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected.

2.5  SEC Documents; Financial Statements. Since December 31, 2003, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). The Company has made available to the Subscriber or its representatives copies of the SEC Documents.

2.6  Absence of Litigation. Except as set forth in the Offering Documents or the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body, or arbitrator pending or, to the knowledge of the Company, threatened against the Company or any of the Company’s officers or directors in their capacities as such which would have a Material Adverse Effect. As used in this Subscription Agreement, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results of operations, financial condition or prospects of the Company, or on the transactions contemplated hereby, or by the other Offering Documents or the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations under the Offering Documents.

2.7  Securities Law Compliance. The offer, offer for sale, and sale of the Units have not been registered with the SEC. The Units are to be offered for sale and sold in reliance upon the exemptions from the registration requirements of Section 5 of the 1933 Act. The Company will conduct the Offering in compliance with the requirements of Regulation D under the 1933 Act, and the Company will file all appropriate notices of offering with the SEC.

2.8  Disclosure. None of the representations and warranties of the Company appearing in this Subscription Agreement or any information appearing in any of the Offering Documents, when considered together as a whole, contains, or on any Closing Date (as defined in Section 3.1 below) will contain, any untrue statement of a material fact or omits, or on any Closing Date will omit, to state any material fact required to be stated herein or therein in order for the statements herein or therein, in light of the circumstances under which they were made, not to be misleading.

III.	TERMS OF SUBSCRIPTION

3.1  Offering Period. The subscription period will begin as of May 18, 2004 and will terminate at 11:59 PM Eastern time on August 15, 2004, unless extended by the Company for up to an additional 30 days (the "Termination Date"). Upon receipt of the first subscription, the Initial Closing shall take place at the offices of the Company within three business days thereafter (but in no event later than three business days following the Termination Date, which closing date may be accelerated or adjourned by the Company). Subsequent closings (each of which shall be deemed a "Closing" hereunder) shall take place at the discretion of the Company. The date of the last closing of the Offering is hereinafter referred to as the "Final Closing" and the date of any Closing hereunder is hereinafter referred to as a "Closing Date".

3.2  Expenses; Fees. Simultaneously with payment for and delivery of the Units at each Closing, the Company may pay a finders fee to finders who have introduced investors to the Company. The Company shall also pay all expenses in connection with the qualification of the Securities under the blue sky laws of all states where necessary.

3.3  Certificates. The Subscriber hereby authorizes and directs the Company, upon each Closing in the Offering, to deliver the Shares and Warrants to be issued to such Subscriber pursuant to this Subscription Agreement to the Subscriber’s address indicated in the Questionnaire.

3.4  Return of Funds. The Subscriber hereby authorizes and directs the Company to return any funds for unaccepted subscriptions to the Subscriber at the address indicated in the Questionnaire.

IV.	REGISTRATION RIGHTS

4.1  Automatic Registration. The Company hereby agrees with the holders of the Securities or their transferees (other than a transferee who acquires shares pursuant to Rule 144 or an effective registration statement) (collectively, the "Holders") that no later than 45 days following the date of the Final Closing, the Company shall prepare and file a registration statement under the 1933 Act with the SEC covering the resale of the Registrable Shares, and the Company will use its best efforts to cause such registration to become effective thereafter. The Company’s obligation to keep the registration statement effective shall continue until the earlier of (a) the date that all of the Registrable Shares have been sold pursuant to Rule 144 under the 1933 Act or an effective registration statement, or (b) such time as the Registrable Shares are eligible for immediate resale pursuant to Rule 144(k) under the 1933 Act.

The Holders shall cooperate with the Company in providing the information necessary to effect the registration of their Registrable Shares, including completion of customary questionnaires. Failure to do so may result in exclusion of such Holders’ Registrable Shares from the registration statement.

4.2  Expenses.

(a)  With respect to the any registration required pursuant to Section 4.1 hereof, all fees, costs and expenses of and incidental to such registration, inclusion and public offering (as specified in paragraph (b) below) in connection therewith shall be borne by the Company, provided, however, that the Holders shall bear their pro rata share of any commissions and transfer taxes and the cost of their own counsel.

(b)  The fees, costs and expenses of registration to be borne by the Company as provided in paragraph (a) above shall include, without limitation, all registration, filing, and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified. Fees and disbursements of counsel and accountants for the Holders and any other expenses incurred by the Holders not expressly included above shall be borne by the Holders.

4.3  Indemnification.

(a)  The Company will indemnify and hold harmless each Holder of Registrable Shares which are included in a registration statement pursuant to the provisions of Section 4.1 hereof, its directors and officers, and any underwriter (as defined in the 1933 Act) for such Holder and each person, if any, who controls such Holder or such underwriter within the meaning of the 1933 Act, from and against, and will reimburse such Holder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such Holder or any such underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of such Holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

(b)  Each Holder of Registrable Shares included in a registration pursuant to the provisions of Section 4.1 hereof will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the 1933 Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such Holder specifically for use in the preparation thereof.

(c)  Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this Section 4.3 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise under this Section except to the extent the defense of the claim is prejudiced. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, provided, however, if counsel for the indemnifying party concludes that a single counsel cannot under applicable legal and ethical considerations, represent both the indemnifying party and the indemnified party, the indemnified party or parties have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties; provided that there shall be no more than one such separate counsel. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has, in its sole discretion, authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

V.	MISCELLANEOUS

5.1  Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Subscription Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party), or (c) one (1) business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:
1139 Senoia Road, Suite B
Tyrone, Georgia 30290
Telephone: (770) 306-7667
Facsimile: (770) 306-7804
Attention: Richard A. Parlontieri

If to the Subscriber, to its address and facsimile number set forth at the end of this Subscription Agreement, or to such other address and/or facsimile number and/or to the attention of such other person as specified by written notice given to the Company five (5) days prior to the effectiveness of such change. Written confirmation of receipt (a) given by the recipient of such notice, consent, waiver or other communication, (b) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (c) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (a), (b) or (c) above, respectively.

5.2  Entire Agreement; Amendment. This Subscription Agreement supersedes all other prior oral or written agreements between the Subscriber, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Subscription Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Subscriber makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Subscription Agreement may be amended or waived other than by an instrument in writing signed by the Company and the holders of at least a majority of the Securities then outstanding (or if prior to the Closing, the Subscribers purchasing at least a majority of the Units to be purchased at the Closing). No such amendment shall be effective to the extent that it applies to less than all of the holders of the Securities then outstanding.

5.3  Severability. If any provision of this Subscription Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Subscription Agreement in that jurisdiction or the validity or enforceability of any provision of this Subscription Agreement in any other jurisdiction.

5.4  Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Subscription Agreement shall be governed by the internal laws of the Georgia, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Georgia or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Georgia. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the State of Georgia, County of Cobb, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Subscription Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this Subscription Agreement or any transaction contemplated hereby.

5.5  Headings. The headings of this Subscription Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Subscription Agreement.

5.6  Successors And Assigns. This Subscription Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Shares and the Warrants. The Company shall not assign this Subscription Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority the Securities then outstanding, except by merger or consolidation. The Subscriber may assign some or all of its rights hereunder without the consent of the Company, provided, however, that any such assignment shall not release the Subscriber from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption, which consent shall not be unreasonably withheld.

5.7  No Third Party Beneficiaries. This Subscription Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

5.8  Survival. The representations and warranties of the Company and the Subscriber contained in Articles I and II and the agreements set forth this Article V shall survive the Final Closing for a period of two years.

5.9  Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Subscription Agreement and the consummation of the transactions contemplated hereby.

5.10            No Strict Construction. The language used in this Subscription Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

5.11           Legal Representation. The Subscriber acknowledges that: (a) it has read this Subscription Agreement and the exhibits hereto; (b) it understands that the Company has been represented in the preparation, negotiation, and execution of this Subscription Agreement by The Lebrecht Group, APLC, counsel to the Company; (c) it has either been represented in the preparation, negotiation, and execution of this Subscription Agreement by legal counsel of its own choice, or has chosen to forego such representation by legal counsel after being advised to seek such legal representation; and (d) it understands the terms and consequences of this Subscription Agreement and is fully aware of its legal and binding effect.

5.12            Expenses of Enforcement. If any action at law or in equity is necessary to enforce the terms of this Subscription Agreement, the prevailing party shall be entitled to reasonable attorney fees, costs and expenses, in addition to any other relief to which it may be entitled.

5.13            Confidentiality. The Subscriber agrees that it shall keep confidential and not divulge, furnish or make accessible to anyone, the confidential information concerning or relating to the business or financial affairs of the Company contained in the Offering Documents to which it has become privy by reason of this Subscription Agreement until such information has been publicly disclosed by the Company or until such information is no longer material.

5.14            Counterparts. This Subscription Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

SUBSCRIBER**:	CO-SUBSCRIBER**:

Signature of Subscriber	Signature of Co-Subscriber

Name of Subscriber [please print]	Name of Co-Subscriber [please print]

Address of Subscriber	Address of Co-Subscriber

Social Security or Taxpayer Identification Number of Subscriber	Social Security or Taxpayer Identification Number of Co-Subscriber

Name of Holder(s) as it should appear on the security certificates* [please print]

*Please provide the exact names that you wish to see on the certificates
(1)	For individuals, print full name of subscriber.
(2)	For joint, print full name of subscriber and all co-subscribers.
(3)	For corporations, partnerships, LLC, print full name of entity, including "&," "Co.," "Inc.," "etc.," "LLC," "LP," etc.
(4)	For Trusts, print trust name (please contact your trustee for the exact name that should appear on the certificates).

Subscription Accepted: Speedemissions, Inc.
Dollar Amount of Units Subscribed For:	By:

$	Name:
Title:
$
Amount of Unit Subscription Accepted

** If Subscriber is a Registered Representative with an NASD member firm or an affiliated person of an NASD member firm, have the acknowledgment to the right signed by the appropriate party		The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.

Name of NASD Member
By
Authorized Officer Accepted

Exhibit A

Investor Questionnaire
(to be completed by each Subscriber)

Name:

Home Phone:

Work Phone:

1.	a.	State of Residence:
	b.	For how long?
	c.	Do you maintain a residence in any other state?

2.	In which state(s) do you

	a.	File state income tax returns:
	b.	Vote:
	c.	Hold current driver’s license:
	d.	Maintain a house or apartment:

3.	What is your present age?
What is your date of birth?

4.  Is your net worth in excess of $1,000,000? (For purposes of this question, you may include your spouse’s net worth and may include the fair market value of your home, home furnishings and automobiles).

  Yes (   ) No (   )

5.  Was your individual gross income during each of the past two years in excess of $200,000?

     Yes (   ) No (   )

6.    If your answer to question 5 was yes, do you reasonably anticipate that your gross income for the current year will be in excess of $200,000?

Yes (   ) No (   )

7.     Was your joint gross income with your spouse in excess of $300,000 in each of the last two years?

Yes (   ) No (   )

8.     If your answer to question 7 was yes, do you reasonably anticipate that your joint gross income with your spouse for the current year will be in excess of $300,000?

Yes (   ) No (   )

9.    Does this investment exceed twenty percent (20%) of your net worth? (For purposes of this question, you may include your spouse’s net worth and the fair market value of your home, home furnishings and automobiles).

Yes (   ) No (   )

10.   Does this investment exceed ten percent (10%) of your net worth? (For purposes of this question, you may include your spouse’s net worth and the fair market value of your home, home furnishings and automobiles).

Yes (   ) No (   )

11.   Your estimated gross income for 2004 is:
Less than $75,000                        _____
$75,000 - $200,000                        _____
Over $200,000     _____

12.   Your gross income for 2003 was:
Less than $75,000                        _____
$75,000 - $200,000                        _____
Over $200,000     _____

13.   Your gross income for 2002 was:
Less than $75,000                        _____
$75,000 - $200,000                        _____
Over $200,000     _____

14.    Current estimated Net Worth (exclusive of home, automobiles):
Less than $150,000                      _____
$150,000 - $250,000                      _____
Over $250,000     _____

15.   Investment Experience:

(A)  Please indicate the frequency of your investment in securities that are registered and transferred on one or more of the major United States securities exchanges: Often _____ Occasionally _____ Seldom _____ Never _____.

(B)  Please indicate the frequency of your investment in securities which are purchased, sold or transferred in private transactions: Often _____ Occasionally _____ Seldom _____ Never _____

(C)  If your answer to (A) or (B) above was Seldom or Never, please provide your qualifications in evaluating the merits and risks of this investment?

16.    Describe below any business or personal relationship you have with any affiliates of the officers or directors of the Company or any of its affiliates, subsidiaries or business entities in conjunction with this purchase of Securities in the Company, including a statement of the name of the individual(s)and the length of time you have know such individual(s).

17.   Have you participated in any prior investments or other business transactions with the Company or its officers, directors, employees, agents or any of its affiliates?

Yes (   ) No (   ) - If yes, please describe:

18.    Do you currently have an equity interest in the Company?

Yes (   ) No (   ) - If yes, please describe: